Supplement Dated March 13, 2023
To The Initial Summary Prospectus Dated April 25, 2022 For

RETIREMENT LATITUDES®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced initial summary prospectus. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of the initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

➢    Effective March 13, 2023, in the section titled "IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT", under "Ongoing Fees and Expenses (annual charges)", the maximum charge for a single optional benefit has been updated to 1.75% and the Highest Annual Cost has been updated to $4,530.

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(To be used with JMV21452ISP 04/22)

VPS00014 03/23